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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 21, 1998
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

     Doral Financial Corporation (the "Company"), on January 21, 1998, released its unaudited earnings for the quarter and year ended December 31, 1997. The Company's press release also included certain unaudited balance sheet and operational data as of December 31, 1997. A copy of the press release disclosing the Company's unaudited earnings for such periods is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

                    99        Press Release dated January 21, 1998




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Richard F. Bonini
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                                                         Richard F. Bonini
                                                 Senior Executive Vice President
                                                   and Chief Financial Officer



Date: January 23, 1998





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                                EXHIBIT INDEX



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EXHIBIT NUMBER           DESCRIPTION
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
    99              Press Release dated January 21, 1998
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